UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

June 14, 2026

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2026, Fox Corporation, a Delaware corporation (“FOX”), Falcon Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of FOX (“Merger Sub 1”), Falcon Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of FOX (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”), and Roku, Inc., a Delaware corporation (“Roku” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, (i) Merger Sub 1 will merge with and into the Company (the “First Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and becoming a wholly owned subsidiary of FOX, and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 continuing as the surviving entity (the “Surviving Company”) and a wholly owned subsidiary of FOX.

Merger Consideration

At the effective time of the First Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of Class A Common Stock, $0.0001 par value per share, of the Company (the “Company Class A Common Stock”) and each share of Class B Common Stock, $0.0001 par value per share, of the Company (the “Company Class B Common Stock”, and together with the Company Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than certain excluded shares and shares as to which appraisal rights have been properly exercised) will be converted into the right to receive (i) 0.9693 of a share of Class A Common Stock, par value $0.01 per share, of FOX (“FOX Class A Common Stock”) (the “Exchange Ratio”), together with cash in lieu of any fractional shares, without interest, and (ii) $96.00 in cash, without interest (the “Per Share Cash Amount”).

The Merger Agreement provides that the exchange ratio will be increased and the cash consideration will be correspondingly decreased if needed to account for any dissenting shares such that the value of the FOX Class A Common Stock to be issued equals 40% of the aggregate value of the merger consideration.

At the Effective Time, (i) all vested restricted stock units and vested in-the-money options outstanding as of immediately prior to the Effective Time relating to shares of Company Common Stock will be cancelled and converted into the right to receive the merger consideration, without interest (and, in the case of options, reduced by the applicable per share exercise price), (ii) all unvested Company restricted stock units outstanding as of immediately prior to the Effective Time will be automatically converted into the right to receive, without interest and subject to applicable withholding, (x) a cash award entitling the holder to receive, a payment (payable in cash or FOX Class A Common Stock, at FOX’s election) equal to the Per Share Cash Amount and (y) an award of restricted stock units denominated in shares of FOX Class A Common Stock based on the Exchange Ratio, in each case, subject to the same vesting schedule, and (iii) all unvested Company options outstanding as of immediately prior to the Effective Time will be automatically converted into the right to receive, without interest and subject to applicable withholding, (x) a cash award entitling the holder to receive, subject to the same vesting schedule, a payment (payable in cash or FOX Class A Common Stock, at FOX’s election) equal to the Per Share Cash Amount, less a proportionate amount of the applicable exercise price and (y) an option to purchase a number of shares of FOX Class A Common Stock based on the Exchange Ratio (with an exercise price equal to the proportionately adjusted exercise price with respect to the original Company option), in each case, on the same vesting schedule.

Post-Closing Governance

FOX has agreed to add one individual, designated by the Company and reasonably acceptable to FOX, to the Board of Directors of FOX in connection with the closing of the Mergers.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of FOX and the Company relating to their respective businesses and public filings, in each case, generally subject to materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, including covenants relating to conducting its business in the ordinary course consistent with past practice and refraining from taking certain actions during the period between the execution of the Merger Agreement and the Closing without FOX’s consent.

The parties have agreed to use their respective reasonable best efforts to do all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement, including making filings and seeking approvals from certain governmental entities under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and other antitrust and investment screening laws. In furtherance thereof, FOX has agreed, if required and subject to limitations to make divestitures of Roku assets and to accept certain restrictions and limitations on FOX’s or Roku’s business operations.

Each of the Company and FOX has also agreed not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide information in connection with, alternative transactions. Prior to obtaining the requisite approval of its stockholders pursuant to the Merger Agreement, and subject to the terms and conditions of the Merger Agreement, the boards of directors of the Company and FOX, as applicable, may change their recommendation in response to an unsolicited proposal for an alternative transaction, if the respective board of directors determines that the proposal constitutes a “Company Superior Proposal” or a “Parent Superior Proposal” (each, as defined in the Merger Agreement), as applicable, or in certain circumstances involving an intervening event, subject to complying with specified notice and other conditions, including affording the other party a period of at least five business days (and at least three business days in the case of certain amendments) to propose revisions to the terms of the Merger Agreement.

Conditions

Consummation of the Mergers is subject to the satisfaction or waiver of customary closing conditions, including, among others: (i) the effectiveness of the registration statement on Form S-4 to be filed by FOX in connection with the issuance of FOX Class A Common Stock pursuant to the First Merger (the “Stock Issuance”); (ii) the adoption of the Merger Agreement by the requisite vote of the Company’s stockholders (the “Company Stockholder Approval”) and the approval of the Stock Issuance by the requisite vote of the holders of Class B Common Stock of FOX (the “FOX Stockholder Approval”); (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of specified other antitrust and investment screening law approvals; (iv) the absence of any law or order prohibiting consummation of the Mergers or litigation seeking any such order under certain antitrust or investment screening laws; (v) the approval for listing on Nasdaq of the shares of FOX Class A Common Stock to be issued in the First Merger; and (vi) the accuracy of the other party’s representations and warranties and performance of its covenants, in each case subject to specified materiality standards, and the absence of a material adverse effect with respect to the other party.

Termination and Termination Fees

The Merger Agreement contains customary mutual termination rights for both FOX and the Company, including if the Mergers have not been consummated by June 14, 2027 (subject to automatic extension to December 14, 2027 and, in the event of certain pending proceedings, to March 14, 2028 under specified circumstances if regulatory related closing conditions remain outstanding), and if the Company Stockholder Approval or the FOX Stockholder Approval is not obtained at the applicable stockholder meeting. In addition, the Merger Agreement contains customary termination rights for the benefit of each party, including if (i) the board of directors of the other party changes its recommendation, and (ii) if the other party breaches its representations, warranties or covenants under the Merger Agreement in a way that would result in a failure of its condition to closing being satisfied (subject to certain procedures and cure periods). Prior to receipt of the Company Stockholder Approval or FOX Stockholder Approval, each party may also terminate the Merger Agreement under specified circumstances to enter into an agreement providing for a Company Superior Proposal or Parent Superior Proposal, as applicable, that did not result from any breach of the non-solicitation provisions or other material breach of the Merger Agreement, subject to paying the Termination Fee described below.

Under the Merger Agreement, FOX and the Company will each be required to pay the other party a termination fee of $866,084,000 (the “Termination Fee”) if the Merger Agreement is terminated in certain circumstances, including if the Merger Agreement is terminated because its board of directors has changed its recommendation. In addition, upon termination under specified circumstances relating to the failure to obtain certain required antitrust or investment screening law approvals or the entry of a related order, FOX will be required to pay the Company a regulatory termination fee of $1,237,262,000. If the Merger Agreement is terminated because the requisite approval of Fox stockholders is not obtained, Fox will be required to reimburse the Company’s fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement up to $70,000,000 in the aggregate.

In connection with the Merger Agreement, FOX entered into a commitment letter with Morgan Stanley Senior Funding, Inc. pursuant to which Morgan Stanley Senior Funding, Inc. has committed to provide, subject to the terms and conditions thereof, a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of $12 billion.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreement

On June 14, 2026, concurrently with the execution of the Merger Agreement, FOX entered into a voting and support agreement (the “Voting Agreement”) with Anthony Wood, the Company’s founder and Chief Executive Officer, together with his spouse and certain trusts controlled by them (collectively, the “Supporting Stockholders”). Shares of Company Class B Common Stock beneficially owned by the Supporting Stockholders and subject to the Voting Agreement represent approximately 55% of the total voting power of the outstanding shares of Company Common Stock as of June 11, 2026. Pursuant to the Voting Agreement, each Supporting Stockholder has agreed, among other things, unless there has been a Company Change in Recommendation (as defined in the Merger Agreement), to vote (or cause to be voted) all shares of Company Common Stock beneficially owned by it (i) in favor of the adoption and approval of the Merger Agreement and the approval of the Mergers and the other transactions contemplated thereby, and any proposal to adjourn or postpone the Company Stockholder Meeting in furtherance thereof, and (ii) against any alternative acquisition proposal and any other action that would reasonably be expected to impede, interfere with or adversely affect the consummation of the transactions contemplated by the Merger Agreement. Each Supporting Stockholder has also agreed, subject to specified exceptions, not to transfer, pledge, encumber or otherwise dispose of any shares of Company Common Stock prior to receipt of the Company Stockholder Approval (or to enter into any agreement, arrangement or understanding wither respect thereto), not to convert shares of Company Class B Common Stock into shares of Company Class A Common Stock, and not to take any action that, if taken by the Company, would violate the Company’s non-solicitation obligations in the Merger Agreement. The voting obligations of the Supporting Stockholders are suspended for so long as the Board of Directors of the Company has made, and not rescinded or withdrawn, a Company Change in Recommendation.

The Voting Agreement will terminate upon the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the effective time of the Mergers, and (iii) certain amendments to, or waivers or modifications of, the Merger Agreement that reduce the amount, or change the form (other than specified increases in the cash portion), of the Merger Consideration payable to a Supporting Stockholder or that are otherwise material and adverse to a Supporting Stockholder, in each case made without such stockholder’s prior written consent.

The foregoing summary of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

In addition, concurrently with entry into the Merger Agreement, LGC Holdco, LLC and its sole manager, Cruden 2, LLC, on behalf of trusts associated with Lachlan Murdoch and certain of his siblings, entered into a reciprocal voting and support agreement with Roku, pursuant to which, among other things and subject to the terms and conditions thereof, LGC Holdco and Cruden 2 agreed to vote all shares of FOX Class B Common Stock owned by them (representing approximately 38.7% of the voting power of the FOX common stock entitled to vote) in favor of the Stock Issuance.

Additional Information

The Merger Agreement and the Voting Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about FOX, the Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement and the Voting Agreement were made only for purposes of the Merger Agreement and Voting Agreement, respectively, and as of specific dates, were solely for the benefit of the parties to each agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and the Voting Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement or the Voting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and/or Voting Agreement, which subsequent information may or may not be fully reflected in FOX public disclosures.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction between FOX and Roku, FOX will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of FOX and Roku and that will also constitute a prospectus of FOX. FOX and Roku may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which FOX or Roku may file with the SEC. INVESTORS AND SECURITY HOLDERS OF FOX AND ROKU ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by FOX and Roku through the web site maintained by the SEC at www.sec.gov. These documents, once available, also will be made available free of charge on FOX’s website at https://investor.foxcorporation.com/ or on Roku’s website at https://www.roku.com/investor.

Participants in the Solicitation

FOX, Roku and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding FOX’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in FOX’s Annual Report on Form 10-K for the year ended June 30, 2025, under the heading “Directors, Executive Officers and Corporate Governance”, and its proxy statement filed on September 25, 2025, under the headings “Proposal No.1: Election of Directors” and “Executive Officers of FOX Corporation,” which are filed with the SEC. Information regarding Roku’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in Roku’s Annual Report on Form 10-K for the year ended December 31, 2025, under the heading “Directors, Executive Officers and Corporate Governance” and its proxy statement filed on April 24, 2026, under the heading “Board of Directors and Corporate Governance” and “Executive Officer Biographies,” which are filed with the SEC. A more complete description will be available in the registration statement on Form S-4 and the joint proxy statement/prospectus when filed.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Notes on Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between FOX Corporation (“FOX”) and Roku, Inc. (“Roku”). In this context, forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on FOX’s and Roku’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from FOX’s and Roku’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of FOX or stockholders of Roku may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by FOX and Roku, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of FOX and Roku, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which FOX and Roku operate; (13) actions by third parties, including government agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, advertisers, content partners, distributors, device partners, suppliers or other counterparties; and (16) other risk factors detailed from time to time in FOX’s and Roku’s reports filed with the Securities and Exchange Commission (the “SEC”), including FOX’s and Roku’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither FOX nor Roku undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 14, 2026, among FOX Corporation, Roku, Inc., Falcon Merger Sub 1, Inc. and Falcon Merger Sub 2, LLC.

10.1	Voting and Support Agreement, dated as of June 14, 2026, among FOX Corporation, Anthony Wood and the other Roku stockholders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules or exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K, as may be applicable. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Chief Legal and Policy Officer

June 15, 2026